                                                                EXHIBIT 24.1

                                  POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints John J. Ghaznavi, M. William Lightner, Randi L. Strudler and Meredith S. Goldberg, or any of them, the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Anchor Glass Container Corporation, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-4, or any other appropriate form (the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, the Corporation's 11-1/4% First Mortgage Notes due 2005 in an aggregate principal amount not to exceed $150,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                        /s/ John J. Ghaznavi
                                        --------------------------------
                                        John J. Ghaznavi


                                        /s/ M. William Lightner
                                        --------------------------------
                                        M. William Lightner


                                        /s/ Edward M. Jonas
                                        --------------------------------
                                        Edward M. Jonas


                                        /s/ David T. Gutowski
                                        --------------------------------
                                        David T. Gutowski


                                        /s/ C. Kent May
                                        --------------------------------
                                        C. Kent May


                                        /s/ Paul H. Farrar
                                        --------------------------------
                                        Paul H. Farrar

Dated: June 30, 1997

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Anchor Glass Container Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Randi L. Strudler and Meredith S. Goldberg the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4, or any other appropriate form (the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, the Corporation's 11-1/4% First Mortgage Notes due 2005 in an aggregate principal amount not to exceed $150,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                        ANCHOR GLASS CONTAINER CORPORATION



                                        By: /s/ John J. Ghaznavi
                                            -----------------------------------
                                            John J. Ghaznavi
                                            Chairman and Chief Executive Officer

Dated: June 30, 1997